SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2022

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, the board of directors appointed Mr. David Hitchcock as a non-executive member of the board of directors.

David Hitchcock, OBE has worked in the City of London for nearly 30 years, most recently in companies he co-founded to facilitate equity investment into UK Small and Medium Enterprises (SMEs). His experience concentrated particularly in the UK Life Sciences and Precision Engineering Sectors including listings onto the London Stock Exchange. David and his team bought several high precision engineering companies from administration, turning them round and creating over 200 jobs in Wales and the West of England including a standalone apprentice training centre.

David spent 21 years in Investment Banking with 10 years as a Managing Director at JPMorgan and Head of Investor Client Management. David and his team managed the bank’s most senior client relationships with its most important institutional asset managers and hedge funds in the UK and EMEA. He began his City career in Equities at Goldman Sachs in 1992.

Before entering the City David served as a British Army Officer with The Sixth (Queen Elizabeth’s Own) Gurkha Rifles.

He is a Graduate of The Royal Military Academy, Sandhurst and Pembroke College, Cambridge.

There were no arrangements or understandings between Mr. Hitchcock and any other persons pursuant to which he was selected as members of our board of directors. There are no transactions in which Mr. Hitchcock has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.

SECTION 8 – Other Events

Item 8.01 Other Events

On May 18, 2022, we issued a press release about the appointment of Mr. Hitchcock.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated May 18, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ Seamus McAuley

Seamus McAuley

Chief Executive Officer

Date: May 18, 2022

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